Exhibit 10.4
FORTREA INC.

First Amendment to
Master Senior Executive Severance Plan

    THIS FIRST AMENDMENT to the Fortrea Inc. Master Senior Executive Severance Plan is dated as of June 10, 2025.

RECITALS

WHEREAS, Fortrea Inc. (the “Company”) has previously adopted the Fortrea Inc. Master Senior Executive Severance Plan, effective as of July 1, 2023 (the “Plan”);

WHEREAS, Section 7.1 of the Plan reserves to the Company the right to amend the Plan at any time, subject to certain limitations set forth in such section; and

WHEREAS, the Board of Directors of the Company has determined that, in conjunction with the hiring of a new Chief Executive Officer, it is in the best interests of the Company to amend the Plan to add the Chief Executive Officer to the Designated Group eligible to participate in the Plan as set out on Schedule I to the Plan.

NOW, THEREFORE, the Plan shall be amended as follows:

1.Schedule I to the Plan shall be deleted in its entirety and the attached Schedule I inserted in lieu thereof.

    2.    Except as herein amended by this Amendment, the terms and provisions of the Plan shall remain in full force and effect as originally executed without modification or revision.

    3.    This First Amendment and the original Plan, as amended and modified by this First Amendment, shall constitute and be construed as a single document.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned hereby certifies that this First Amendment was duly adopted by the Board of Directors of the Company effective as of the date first above written.

                    FORTREA INC.

                    By:      /s/ Stillman Hanson
                        Stillman Hanson
                        General Counsel

Schedule I to
Fortrea Inc. Master Senior Executive Severance Plan

(As Amended June 10, 2025)

Designated Groups
and Benefit Levels

Designated Group	Severance Benefit as a Multiple of Base Salary Plus Target Bonus for a Qualifying Termination without a Change in Control	Severance Benefit as a Multiple of Base Salary Plus Target Bonus for a Termination Occurring within 24 months following a Change in Control
CEO and Executive Vice Presidents	1X	2X

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